UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2017
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, on September 23, 2016, Marriott International, Inc. (“Marriott” or “the Company”) completed its acquisition of Starwood Hotels & Resorts Worldwide, LLC, formerly known as Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) through a series of transactions, after which Starwood became an indirect wholly-owned subsidiary of the Company.

This Current Report on Form 8-K is furnished to make available certain combined financial information and lodging statistics for the Marriott business and Starwood business for the interim and annual periods ended December 31, 2015 and 2016. The accompanying unaudited combined financial information and lodging statistics give effect to Marriott’s acquisition of Starwood, and Starwood’s sale of its timeshare business, as if these two transactions had occurred on January 1, 2015, and reflect other adjustments as described therein.

Item 9.01	Financial Statements and Exhibits.
(d) The following exhibit is furnished as a part of this Form 8-K.

Exhibit No.	Description

Exhibit 99	Unaudited Combined Financial Information and Lodging Statistics for the interim and annual periods ended December 31, 2015 and 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 15, 2017	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Unaudited Combined Financial Information and Lodging Statistics for the interim and annual periods ended December 31, 2015 and 2016

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